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FIRST INVESTORS
U.S. GOVERNMENT PLUS FUND


SEMI-ANNUAL REPORT
JUNE 30, 2002


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The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK"
under the First Investors logo.


F16146


Market Overview
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

Dear Investor:

We are pleased to present the semi-annual report for the First Investors U.S. Government Plus Fund for the six-month period ended June 30, 2002.

The Economy

Following a mild recession in 2001, the U.S. economy recovered during the first half of 2002. Gross domestic product ("GDP") grew at a rate of 5% during the first quarter of 2002, the strongest quarterly growth since the fourth quarter of 1999. The recovery was driven by a sharp slowdown in inventory liquidation, solid consumer spending (due to tax refunds, increased purchasing power and cash from mortgage refinancings) and higher government spending.

The economy slowed somewhat in the second quarter of 2002, with GDP growth of 1.1%. The slower pace was due to moderation in consumer spending as "one-time" factors from earlier in the year (e.g., tax refunds, mortgage refinancings) dissipated and the unemployment rate increased to 5.9%. Also, the economy received less help from inventory liquidation than during the prior quarter.

Despite the slowdown in the economic expansion, the recovery remained on track, as industrial production increased for six consecutive months, new home sales reached all-time highs and consumer spending remained firm. As well, the rate of inflation declined as is typical in the first year of a recovery. The consumer price index, a leading inflation indicator, was up 1.1% on a year-over-year basis, compared to 3.2% for the prior 12 months.

The Federal Reserve ("the Fed") left the benchmark federal funds rate unchanged during the reporting period. Recognizing the improvement in the economy, the Fed in March shifted from a bias of continued rate reductions to a neutral stance. The Fed has indicated that it is likely to leave short-term rates at or near the current historically low level through year-end, due to low inflation and continued uncertainty about the strength of the recovery.

The Equity Market

Despite the resurgent economy, the equity market posted disappointing returns for the first half of 2002. A number of factors, most prominently geopolitical uncertainty and a crisis of corporate credibility, hurt the performance of stocks.

There was almost no place to hide in the stock market, as most regions, sectors, industries and market capitalization categories struggled. The broad market declined over the six-month period, as the Standard & Poor's 500 Index lost 13.14% of its value and the Dow Jones Industrial Average was down 6.91%. Reflecting the ongoing reevaluation of the technology and telecommunications sectors, the Nasdaq Composite, which is heavily weighted with tech companies, was off 25%. The Russell 2000, a leading small-cap benchmark, lost 4.66% of its value. The stock slump extended to the international marketplace, as most markets in developed countries finished the first half of the year flat to negative in local currency terms. Amid the challenging landscape, there were a few bright spots, as the housing, defense and hospital sectors held up relatively well as demand for their products and services remained solid.

The year started in a fairly encouraging manner for the stock market. With the economy showing renewed vigor, stocks generally held their ground and most indexes posted flat to single digit positive returns for the first quarter. Unfortunately, the mild optimism of the early part of the year quickly dissipated and stocks posted sharply negative results during the second quarter as the economy slowed from the brisk


Market Overview (continued)
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

pace of the first quarter. The market was also plagued by continuing crises in various hotspots in the world and a rash of stories about questionable accounting practices and corporate malfeasance. Given the high level of uncertainty, many investors moved their money to the sidelines. However, history has shown that this may not be the wisest strategy.

The negative returns of recent years have been painful, but we must remember that markets move in cycles. All bear markets and market corrections in the past - including the difficult years of the 1970s, "Black Monday" of 1987 and the brief dip in the early 1990s - were ultimately followed by recoveries. Investors who stayed the course during turbulent periods have been rewarded for their patience. In fact, although the stock market has experienced one-year negative returns 30% of the time, the market has produced positive returns for 10-year periods 97% of the time. Given the challenging environment, investors are best served by working closely with their registered representative, adhering to an appropriate asset allocation strategy and maintaining a long-term investment perspective.

The Bond Market

In general, the bond market posted solid returns for the first half of 2002. Short-term interest rates ended the reporting period at virtually the same level as the start of the period, while long-term rates declined moderately. Among bond market sectors, higher quality bonds (Treasury, mortgage-backed and municipal bonds) provided the best performance. Lower quality bonds (high yield and BBB-rated corporate bonds) underperformed as accounting, corporate governance and debt burden concerns punished weaker issuers.

During the first quarter, interest rates increased due to the strong economy and expectations of Fed tightening. The 10-year Treasury yield rose from 5.05% at the start of the year to 5.43% at the end of the first quarter. The best performing bond sectors were high yield bonds and mortgage-backed bonds. Treasuries, the most interest-rate-sensitive sector, posted the worst performance.

The second quarter was a reversal of the first quarter. Interest rates fell substantially, as the 10-year Treasury yield rallied from 5.43% to 4.80%. The rally was caused by a number of factors: the slowdown in the pace of economic recovery; geopolitical tensions (the threat of terrorism, violence in the Middle East, the India-Pakistan stand-off), which triggered a "flight to safety" into Treasuries; and the stock market decline, which prompted investors to shift assets into bonds. For the quarter, Treasuries posted the best results, while high yield bonds had the weakest performance.

Looking Ahead

While the growing economy, accommodative Fed and high government spending present a hopeful fundamental backdrop for the stock market, a number of issues must be dealt with before the market can mount a sustainable rally. For the stock market to post positive results for the second half of 2002, investor concerns regarding instability around the world must be reduced to a manageable level and corporate America must take the actions necessary to regain the public's confidence.

Currently, a tug-of-war exists in the bond market between the recovering economy, and the fear and uncertainty generated by geopolitical concerns and stock market woes. At the present time, it appears that fear and uncertainty have the upper hand. This is evidenced by the fact that interest rates have fallen to relatively low levels despite the likelihood of sustained economic recovery. However, going forward, interest rates could move higher - as occurred in the first quarter - if the market's focus shifts back to positive economic fundamentals.


Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.* First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our clients to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ EDWIN D. MISKA

Edwin D. Miska
Director of Equities
First Investors Management Company, Inc.

/S/ CLARK D. WAGNER

Clark D. Wagner
Director of Fixed Income
First Investors Management Company, Inc.

July 31, 2002

* There are a variety of risks associated with investing in mutual funds.
  For the stock funds, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock funds, such as small-cap, global and international funds. For bond funds, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole, or that the issuer will be unable to pay interest and/or principal when due. You should consult your prospectus for a precise explanation of the risks associated with your fund.


Portfolio of Investments
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND
June 30, 2002
-------------------------------------------------------------------------------------------------------
                                                                                                Amount
Principal                                                                                     Invested
   Amount                                                                                     For Each
       or                                                                                   $10,000 of
   Shares    Security                                                       Value           Net Assets
-------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT SECURITIES--96.7%
   $1,100M   Treasury STRIPS, due 11/15/2004 (cost $871,374)           $1,020,439              $ 9,675
-------------------------------------------------------------------------------------------------------
             COMMON STOCKS--.1%
       25  * Genesco, Inc. (cost $526)                                        609                    6
-------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $871,900)              96.8%           1,021,048                9,681
Other Assets, Less Liabilities                           3.2               33,679                  319
-------------------------------------------------------------------------------------------------------
Net Assets                                             100.0%          $1,054,727              $10,000
=======================================================================================================

* Non-income producing

See notes to financial statements



Statement of Assets and Liabilities
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND
June 30, 2002
---------------------------------------------------------------------------------------------
Assets
Investments in securities:
  At identified cost                                                              $   871,900
                                                                                  ===========
  At value (Note 1A)                                                              $ 1,021,048
Cash                                                                                   31,478
Other assets                                                                            2,675
                                                                                  -----------
Total Assets                                                                        1,055,201

Liabilities
Accrued advisory fees                                                                     474
                                                                                  -----------
Net Assets                                                                        $ 1,054,727
                                                                                  ===========

Net Assets Consist of:
Capital paid in                                                                   $   851,740
Undistributed net investment income                                                    37,798
Accumulated net realized gain on investments                                           16,041
Net unrealized appreciation in value of investments                                   149,148
                                                                                  -----------
Total                                                                             $ 1,054,727
                                                                                  ===========
Shares of beneficial interest outstanding (Note 3)                                    114,608
                                                                                  ===========
Net Asset Value and Redemption Price Per Share
   (Net assets divided by shares of beneficial interest outstanding)                    $9.20
                                                                                       ======
Maximum Offering Price Per Share
   (Net asset value /.92)*                                                             $10.00
                                                                                       ======

* On purchases of $10,000 or more, the sales charge is reduced.

See notes to financial statements



Statement of Operations
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND
Six Months Ended June 30, 2002
---------------------------------------------------------------------------------------------
Investment Income
Interest income                                                                   $    43,561
                                                                                  ===========
Expenses (Notes 1 and 4):
  Advisory fee                                                                          5,239
  Professional fees                                                                     5,774
  Shareholder servicing costs                                                           1,497
  Custodian fees                                                                          194
  Other expenses                                                                          498
                                                                                  -----------
Total expenses                                                                         13,202
Less: Expenses waived or assumed                                                       (7,404)
      Custodian fees paid indirectly                                                      (35)
                                                                                  -----------
Net expenses                                                                            5,763
                                                                                  -----------
Net investment income                                                                  37,798
                                                                                  -----------

Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain on investments                                                       16,401
Net unrealized depreciation of investments                                            (26,803)
                                                                                  -----------
Net loss on investments                                                               (10,402)
                                                                                  -----------
Net Increase in Net Assets Resulting from Operations.                             $    27,396
                                                                                  ===========
See notes to financial statements



Statement of Changes in Net Assets
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND

-------------------------------------------------------------------------------------------------

                                                                    1/1/02 to           1/1/01 to
                                                                      6/30/02            12/31/01
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
  Net investment income                                            $   37,798          $   76,927
  Net realized gain on investments                                     16,401              10,031
  Net unrealized depreciation of investments                          (26,803)             (7,989)
                                                                   ----------          ----------
    Net increase in net assets resulting from operations               27,396              78,969
                                                                   ----------          ----------
Distributions to Shareholders
  Net investment income                                                    --             (76,929)
  Net realized gains                                                       --             (10,400)
                                                                   ----------          ----------
    Total distributions                                                    --             (87,329)
                                                                   ----------          ----------
Trust Share Transactions *
Reinvestment of distributions                                              --              86,731
Cost of shares redeemed                                               (71,005)            (72,993)
                                                                   ----------          ----------
    Net increase (decrease) from trust share transactions             (71,005)             13,738
                                                                   ----------          ----------
Net increase (decrease) in net assets                                 (43,609)              5,378

Net Assets
  Beginning of period                                               1,098,336           1,092,958
                                                                   ----------          ----------
  End of period (includes undistributed
    net investment income of $37,798
    and $0, respectively)                                          $1,054,727          $1,098,336
                                                                   ==========          ==========
*Trust Shares Issued and Redeemed
  Issued on distributions reinvested                                       --               9,669
  Redeemed                                                             (7,860)             (7,791)
                                                                   ----------          ----------
  Net increase (decrease) in trust shares outstanding                  (7,860)              1,878
                                                                   ==========          ==========

See notes to financial statements



Notes to Financial Statements
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1ST FUND
June 30, 2002

1. Significant Accounting Policies -- First Investors U.S. Government Plus Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Trust operates as a series fund, currently issuing shares of beneficial interest of the 1st Fund (the "Fund") only. The Fund's objective is first to generate income, and, to a lesser extent, achieve long-term capital appreciation.

A. Security Valuation -- Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded. Securities which have no sales on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices. The Treasury STRIPS in which the Fund invests are traded primarily in the over-the-counter market. Such securities are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers, or brokers, information with respect to market transactions in comparable securities, and other available information in determining values. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith under the direction of the Trust's officers in a manner specifically authorized by the trustees of the Trust.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve the Fund from all, or substantially all, federal income taxes.

C. Distributions to Shareholders -- Distributions to shareholders are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for post-October capital losses.

D. Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for common stocks and the amortized cost basis for Treasury STRIPS for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income (consisting of accreted discount) and estimated expenses are accrued daily. For the six months ended June 30, 2002, the Fund's custodian has provided credits in the amount of $35 against custodian charges based on the uninvested cash balances of the Fund.

E. Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


Notes to Financial Statements (continued)
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1ST FUND
June 30, 2002

2. Security Transactions -- For the six months ended June 30, 2002, purchases and sales of securities and long-term U.S. Government
Obligations, excluding short-term notes, were as follows:

                                               Long-Term
                       Securities     U S  Government Obligations
                       ----------     ---------------------------
Purchases                $   --               $     --
Proceeds of sales           468                113,344

At June 30, 2002, the cost of investments for federal income tax purposes was $871,900. Accumulated net unrealized appreciation, consisting entirely of gross unrealized appreciation on investments, was $149,148.

3. Trust Shares -- The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of the Fund.

4. Advisory Fee and Other Transactions With Affiliates -- Certain officers and trustees of the Trust are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Investors Federal Savings Bank ("FIFSB"), custodian of the Trust's individual retirement accounts ("IRA"). Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act are remunerated by the Fund. For the six months ended June 30, 2002, total trustees fees accrued by the Fund amounted to $150.

The Investment Advisory Agreement provides as compensation to FIMCO, an annual fee, payable monthly, at the rate of 1% of the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. Total advisory fees accrued to FIMCO for the six months ended June 30, 2002, were $5,239 of which $2,095 was waived. In addition, expenses of $5,309 were assumed by FIMCO.

For the six months ended June 30, 2002, shareholder-servicing costs included $1,079 in transfer agent fees paid to ADM and $281 in IRA custodian fees paid to FIFSB.

5. Tax Components of Capital and Distributions to Shareholders --
Distributions to shareholders on a tax basis during the year ended December 31, 2001 were as follows:

                                 2001
                           ----------
   Ordinary Income            $76,929
   Long-Term Capital Gains     10,400
                           ----------
                              $87,329
                           ==========

As of December 31, 2001, the components of distributable earnings on a tax basis were $175,951 consisting entirely of unrealized appreciation.


Financial Highlights
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1st FUND

The following table sets forth the operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                           -----------------------------------------------------------------
                                             1/1/02                     Year Ended December 31
                                                 to    -----------------------------------------------------
                                            6/30/02      2001       2000       1999       1998       1997
                                           --------    --------   --------   --------   ---------   --------
Per Share Data
--------------
Net Asset Value, Beginning of Period         $ 8.97      $ 9.06     $ 8.88     $10.23      $10.25     $10.37
                                           --------    --------   --------   --------   ---------   --------
Income from Investment Operations:
  Net Investment Income                       0.330       0.682      0.680      0.681       0.723      0.670

  Net Realized and Unrealized Gain
  (Loss) on Investments                      (0.100)      0.002      0.317     (1.205)      0.453      0.274
                                           --------    --------   --------   --------   ---------   --------
    Total from Investment Operations          0.230       0.684      0.997     (0.524)      1.176      0.944
                                           --------    --------   --------   --------   ---------   --------

Less Distributions from:
  Net Investment Income                          --       0.682      0.681      0.681       0.723      0.670
  Net Realized Gain                              --       0.092      0.136      0.145       0.473      0.394
                                           --------    --------   --------   --------   ---------   --------
    Total Distributions                          --       0.774      0.817      0.826       1.196      1.064
                                           --------    --------   --------   --------   ---------   --------
Net Asset Value, End of Period               $ 9.20      $ 8.97     $ 9.06     $ 8.88      $10.23     $10.25
                                           ========    ========   ========   ========   =========   ========
Total Return (%)+                              2.56        7.55      11.22      (5.12)      11.47       9.10
-----------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Period (in thousands)     $1,055      $1,098     $1,093     $1,090      $1,235     $1,282

Ratio to Average Net Assets:(%)*
  Expenses                                    1.10(a)      1.10       1.10       1.10        1.10       1.37
  Net Investment Income                       7.22(a)      7.04       7.18       6.65        6.35       6.11

Ratio to Average Net Assets Before Expenses
  Waived or Assumed:(%)
  Expenses                                    2.53(a)      2.24       2.26       2.08        1.93       1.93
  Net Investment Income                       5.79(a)      5.90       6.02       5.67        5.52       5.55

Portfolio Turnover Rate (%)                      0            0          0          09           1          0

 +  Calculated without sales charges
 *  Net of expenses waived or assumed (Note 4)
(a) Annualized

See notes to financial statements



Independent Auditors' Report

To the Shareholders and Trustees of
First Investors U.S. Government Plus Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the 1st Fund of First Investors U.S. Government Plus Fund as of June 30, 2002, and the related statement of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the 1st Fund of First Investors U.S. Government Plus Fund as of June 30, 2002, and the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                                      Tait, Weller & Baker

Philadelphia, Pennsylvania
August 1, 2002


FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

Trustees
-----------------------

James J. Coy (Emeritus)

Robert M. Grohol

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert T. Wentworth


Officers
-----------------------

Kathryn S. Head
President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Carol Lerner Brown
Assistant Secretary


Shareholder Information
-----------------------

Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095

Legal Counsel
Kirkpatrick & Lockhart LLP
800 Massachusetts Avenue
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.